FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 17th day of September, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), STI CLASSIC VARIABLE TRUST (the “Fund”), TRUSCO CAPITAL MANAGEMENT, INC. (the “Adviser”), SEI INVESTMENTS DISTRIBUTION CO. (the “Distributor), collectively the Original Parties, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”) and GWL&A, the Fund, the Adviser and First GWL&A are collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, GWL&A, the Fund, the Adviser and the Distributor are the Original Parties to a Fund Participation Agreement dated June 21, 2002 (the “Agreement”); and

WHEREAS, the Original Parties desire to remove SEI Investments Distribution Co., as a party to the Agreement; and

WHEREAS, the Original Parties to the Agreement desire to add First GWL&A, a New York life insurance company, as a Party to the Agreement and First GWL&A assents thereto; and

WHEREAS, the Parties to the Agreement desire to add additional separate Accounts; and

WHEREAS, the Parties to the Agreement desire to amend Schedule A to correct the names of certain series of the Fund; and

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.	All references to SEI Investments Distribution Co. and the Distributor are hereby deleted from the Agreement and hereafter the Distributor is no longer a part of this Agreement.
2.	First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty,

covenant, condition and other provision of the Agreement that is applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) the First GWL&A Account was established under the insurance laws of the State of New York; (ii) references in Section 2.1 to certain Colorado laws shall be changed to New York Insurance Law for the purposes of the First GWL&A Account; (iii) references in Section 12.5 to the Colorado Insurance Commissioner and Colorado insurance regulations shall be changed to the New York Insurance Commissioner and New York insurance regulations for the purposes of the First GWL&A Account. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

3.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A).
4.	All references to the “First GWL&A Account” include the COLI VUL Series Account 2 (First GWL&A) and COLI VUL Series Account 4 (First GWL&A).
5.	Schedule A is hereby revised to include the following fund name changes:
a.	STI Classic Variable Trust Capital Appreciation Fund is now called STI Classic Variable Trust Large Cap Growth Stock Fund; and
b.	STI Classic Variable Trust Growth & Income Fund is now called STI Classic Variable Trust Large Cap Core Equity Fund

The Schedule A included in the Agreement is hereby deleted in its entirety and replaced with the attached.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 17th day of September, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:/s/ Ron Laeyendecker__________

Name: Ron Laeyendecker

Title: Senior Vice President

Date: 09/19/2007

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:/s/ Robert K. Shaw____________

Name: Robert K. Shaw

Title: Senior Vice President

Date:

STI CLASSIC VARIABLE TRUST

By its authorized officer,

By:/s/ Julia Short_________________

Name: Julia Short

Title: Managing Director

Date:

TRUSCO CAPITAL MANAGEMENT, INC.

By its authorized officer,

By: /s/ David Ready______________

Name: David Ready

Title: Vice President

Date: 09/17/2007

SCHEDULE A

DESIGNATED PORTFOLIOS

STI CLASSIC VARIABLE TRUST

LARGE CAP GROWTH STOCK FUND

STI CLASSIC VARIABLE TRUST

LARGE CAP CORE EQUITY FUND

STI CLASSIC VARIABLE TRUST

SMALL CAP VALUE EQUITY FUND

And any other portfolios of the Fund that are available and open to new investors on of after the effective date of this Agreement.

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